                                                                   EXHIBIT 10.17

                                  OFFICE LEASE
                                  ------------
                               2121 S.W. Broadway
                                Portland, Oregon


                             Basic Lease Information
                             -----------------------


Date:  May 27, 1993

Landlord:  Walter R. Castro, Jr., as Trustee of the A. L. McCormick 1991 Trust

Tenant:  Industrial Leasing Corporation, an Oregon corporation

Premises (Section 1.1): 6,009 square feet on the first floor of the Building, 83 square feet of storage space in the Building (location to be designated by Landlord), and 16 unreserved parking spaces in the parking area of the Building

Building (Section 1.1): 2121 S.W. Broadway, Portland, Oregon

Term (Section 2.1): 2 years

Commencement Date (Section 2.1): May 27, 1993

Expiration Date (Section 2.1): May 26, 1995

Base Rent (Section 3.1(a)): $6,926.81 per month

Base Expense Amount (Section 3.1(b)): $318,750 per year

Security Deposit (Section 3.4): $6,926.81

Liability Insurance (Section 10.2): Two million dollars ($2,000,000)

Landlord's Address (Section 22.1): 100 Larkspur Landing Circle, Suite 218,
     Larkspur, California 94939, Attn: Walter R. Castro, Jr.

Tenant's Address (Section 22.1): 2121 S.W. Broadway, Portland, Oregon 97201,
     Attn: President; all notices sent to Tenant shall also be sent to Bogle & Gates, 1400 KOIN Center, 222 S.W. Columbia, Portland, Oregon 97201, Attn:
     Byron W. Milstead, Esq.

Exhibit A - Floor Plan Outlining the Premises

Exhibit B - Rules and Regulations

     The foregoing BASIC LEASE INFORMATION is incorporated in and made a part of the Lease to which it is attached. If there is any conflict between the BASIC LEASE INFORMATION and the Lease, the Lease shall control.

INDUSTRIAL LEASING CORPORATION,
an Oregon corporation

                                             /s/ Walter R. Castro, Jr.
                                             --------------------------------
By /s/                                       Walter R. Castro, Jr.
   _______________________________           as Trustee of the A. L.
                                             McCormick 1991 Trust
     Title   PRESIDENT / CEO
           _______________________

                                TABLE OF CONTENTS
                                -----------------

Article                                                                     Page
- - - -------                                                                     ----

 1   Premises. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
 2   Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
 3   Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
 4   Operating Expenses and Property Taxes . . . . . . . . . . . . . . . .     5
 5   Other Taxes Payable by Tenant . . . . . . . . . . . . . . . . . . . .     7
 6   Use . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
 7   Services. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
 8   Maintenance and Repairs . . . . . . . . . . . . . . . . . . . . . . .     9
 9   Alterations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
 10  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
 11  Compliance With Legal Requirements. . . . . . . . . . . . . . . . . .    14
 12  Assignment or Sublease. . . . . . . . . . . . . . . . . . . . . . . .    14
 13  Rules and Regulations . . . . . . . . . . . . . . . . . . . . . . . .    17
 14  Entry by Landlord . . . . . . . . . . . . . . . . . . . . . . . . . .    17
 15  Events of Default and Remedies. . . . . . . . . . . . . . . . . . . .    18
 16  Damage or Destruction . . . . . . . . . . . . . . . . . . . . . . . .    21
 17  Eminent Domain. . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
 18  Subordination, Merger and Sale. . . . . . . . . . . . . . . . . . . .    23
 19  Estoppel Certificate. . . . . . . . . . . . . . . . . . . . . . . . .    24
 20  Holding Over. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
 21  Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
 22  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
 23  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26

Exhibit A - Floor Plan Outlining the Premises
Exhibit B - Rules and Regulations

                                  OFFICE LEASE
                                  ------------

     THIS LEASE, made as of the date specified in the BASIC LEASE INFORMATION, by and between the landlord specified in the BASIC LEASE INFORMATION ("Landlord") and the tenant specified in the BASIC LEASE INFORMATION ("Tenant"),

                              W I T N E S S E T H:


                                    ARTICLE 1
                                    ---------

                                    Premises
                                    --------

     1.1 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, the office space on the floor specified in the BASIC LEASE INFORMATION (the "Premises"), as outlined on the floor plan attached hereto as Exhibit A, in the building specified in the BASIC LEASE INFORMATION (the "Building"), which includes the land on which the Building is located. Landlord and Tenant hereby agree that, for purposes of this Lease, the Premises shall be deemed to consist of 6,009 square feet and the Building shall be deemed to consist of 51,000 square feet. Tenant shall have the right to use eighty-three (83) square feet of storage space (the "Storage Space") in the Building and sixteen (16) parking spaces (the "Parking Spaces") in the parking area of the Building. Tenant shall have the right to use, in common with others, the entrances, lobbies, stairs and elevators of the Building for access to the Premises. All of the windows and outside decks, balconies and walls of the Building and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord. Landlord shall designate in writing the area in the Building to be used by Tenant for the Storage Space. Tenant shall use the Storage Space solely for storage purposes. Tenant shall use the Parking Spaces solely for parking motor vehicles of Tenant's officers, employees, invitees and licensees on an unreserved, nonexclusive basis in common with other tenants of the Building.

     1.2 No easement for light, air or view is included with or appurtenant to the Premises. Any diminution or shutting off of light, air or view by any structure which may hereafter be erected (whether or not constructed by Landlord) shall in no way affect this Lease or impose any liability on Landlord.

     1.3 Tenant shall accept the Premises "as is" on the Commencement Date. Landlord shall have no obligation to construct or install any improvements in or on the Premises.

Tenant acknowledges that it has inspected the Premises prior to the date of this Lease and is fully aware of the condition thereof. Tenant's possession of the Premises shall constitute Tenant's acknowledgment that the Premises are in all respects in the condition in which Landlord is required to deliver the Premises to Tenant under this Lease. Tenant may remove any of the improvements that exist in the Premises as of the date hereof and may use any removed materials in constructing new improvements in the Premises.


                                    ARTICLE 2
                                    ---------

                                      Term
                                      ----

     2.1 The term of this Lease shall be the term specified in the BASIC LEASE INFORMATION, which shall commence on the commencement date specified in the BASIC LEASE INFORMATION (the "Commencement Date,,) and, unless sooner terminated as hereinafter provided, shall end on the expiration date specified in the BASIC LEASE INFORMATION (the "Expiration Date").

     2.2 Subject to the provisions of this Section 2.2, Tenant shall have the right to extend the term of this Lease for one (1) year (the "Extended Term"). The Extended Term shall commence on the first day after the Expiration Date and, unless sooner terminated as hereinafter provided, shall end one (1) year thereafter. Tenant may exercise such right only by giving Landlord written notice of exercise of such right at least six (6) months before the Expiration Date and only if no Event of Default (as hereinafter defined) exists under this Lease when Tenant exercises such right. If Tenant fails to exercise such right in accordance with this Section 2.2, such right shall terminate. If Tenant exercises such right in accordance with this Section 2.2, the term of this Lease shall be extended for the Extended Term.


                                    ARTICLE 3
                                    ---------

                                      Rent
                                      ----

     3.1  Tenant shall pay to Landlord the following amounts as rent for the
Premises:

     (a) During the term of this Lease (and any extension for the Extended Term pursuant to Section 2.2 hereof), Tenant shall pay to Landlord, as base monthly rent, the amount of monthly rent for the Premises specified in the BASIC LEASE INFORMATION (the "Base Rent"), prorated on the basis of actual days in the month for any fractional month.

     (b) During each calendar year or part thereof during the term of this Lease, Tenant shall pay to Landlord, as additional monthly rent, eleven and seventy-eight hundredths percent (11.78%) of the amount of the total dollar increase, if any, in all Operating Expenses (as hereinafter defined) paid or incurred by Landlord in such calendar year or part thereof over the Base Expense Amount.

     (c) Throughout the term of this Lease, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated "additional rent." As used in this Lease, "rent,' shall mean and include all Base Rent, additional monthly rent and additional rent payable by Tenant in accordance with this Lease.

     3.2 The additional monthly rent payable pursuant to Section 3.1(b) hereof shall be calculated and paid in accordance with the following procedures:

     (a) On or before the Commencement Date and thereafter on or before the first day of each calendar year during the term of this Lease, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the amount payable under Section 3.1(b) hereof for the balance of the first calendar year after the Commencement Date or for the ensuing calendar year. On or before the first day of each month during such balance of the first calendar year and during each such ensuing calendar year, Tenant shall pay to Landlord equal monthly installments of such estimated amount with respect to such balance of the first calendar year and one-twelfth of such estimated amount with respect to each such ensuing calendar year. If such notice is not given for any calendar year, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given, and subsequent payments by Tenant shall be based on Landlord's current estimate. If at any time it appears to Landlord that the amount payable under Section 3.1(b) hereof for the current calendar year will vary from Landlord's estimate, Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

     (b) Within ninety (90) days after the end of each calendar year, Landlord shall give Tenant a written statement of the amount payable under Section 3.1(b) hereof for such calendar year certified by Landlord. If such statement shows an amount owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the excess to the next succeeding monthly installments payable under Section 3.1(b) hereof. If such statement shows an amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement. Tenant or Tenant's authorized agent or representative shall have the right to inspect the books of

Landlord relating to Operating Expenses, after giving reasonable prior written notice to Landlord and during the business hours of Landlord at Landlord's office in the Building or at such other location as Landlord may designate, for the purpose of verifying information relating to Operating Expenses. Failure by Landlord to give any notice or statement to Tenant under this Section 3.2 shall not waive Landlord's right to receive, or Tenant's obligation to pay, the amounts payable by Tenant under Section 3.1(b) hereof.

     (c) If the term of this Lease commences on a day other than the first day of a calendar year or ends on a day other than the last day of a calendar year, the amounts payable by Tenant under Section 3.1(b) hereof applicable to the calendar year in which such term begins or ends, as the case may be, shall be prorated according to the ratio which the number of days in such calendar year from and including the first day of the term or to and including the end of the term, as the case may be, bears to three hundred sixty-five (365). Termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Section 3.2(b) hereof to be performed after such termination.

     3.3  Tenant shall pay all Base Rent and additional monthly rent under
Section 3.1 hereof to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease. Tenant shall pay all rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, at the address of Landlord specified in the BASIC LEASE INFORMATION, or to such other person or at such other place as Landlord may from time to time designate in writing.

     3.4 Upon signing this Lease, Tenant shall pay to Landlord (a) an amount equal to the Base Rent for the first month of the term of this Lease, which amount Landlord shall apply to the Base Rent for such first month, and (b) the amount of the security deposit specified in the BASIC LEASE INFORMATION (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the covenants of this Lease to be performed by Tenant, and Tenant shall not be entitled to interest thereon. If an Event of Default (as hereinafter defined) occurs, then Landlord shall have the right, but no obligation, to apply the Security Deposit, or so much thereof as may be necessary, to cure any such Event of Default by Tenant. If Landlord applies the Security Deposit or any part thereof to cure any such Event of Default by Tenant, then Tenant shall immediately pay to Landlord the sum necessary to restore the Security Deposit to the full amount required by this
Section 3.4. Any remaining portion of the Security Deposit shall be returned to Tenant upon termination of this Lease. Upon termination of the original Landlord's or any successor owner's interest in the Premises or the Building, the original Landlord or such successor owner shall be released from further liability with respect to the Security Deposit upon the original Landlord's or such successor owner's delivery of the Security Deposit, or any remaining portion thereof, to the transferee of the Landlord or the successor owner and upon written notice to Tenant of the transfer and the transferee's name and address.


                                    ARTICLE 4
                                    ---------

                      Operating Expenses and Property Taxes
                      -------------------------------------

     4.1 As used in this Lease, "Operating Expenses" shall mean all reasonable costs and expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance or repair of the Building or providing services in accordance with this Lease, including the following:
Property Taxes (as defined in Section 4.2 hereof) premiums and other charges for all property, earthquake, rental value, liability and other insurance carried by Landlord; water and sewer charges or fees; license, permit and inspection fees; electricity, chilled water, air conditioning, gas, fuel, steam, heat, light, power and other utilities; sales, use and excise taxes on goods and services purchased by Landlord; management fees and expenses; equipment lease payments; repairs to and maintenance of the Building, including Building systems and accessories thereto and repair and replacement of worn-out or broken equipment, facilities, parts and installations, but excluding the replacement of major Building systems; janitorial, window cleaning, security, guard, extermination, water treatment, garbage and waste disposal, rubbish removal, plumbing and other services; inspection or service contracts for elevator, electrical, mechanical and other Building equipment and systems; supplies, tools, materials and equipment; accounting, legal and other professional fees and expenses; painting the exterior or the public or common areas of the Building and the cost of main-taining the sidewalks, landscaping and other common areas of the Building; the cost, reasonably amortized as determined by Landlord, with interest at the prime rate or reference rate publicly announced by Bank of America (or its successor) on the unamortized balance, of all furniture, fixtures, draperies, carpeting and personal property (excluding paintings, sculptures or other works of fine art) furnished by Landlord in common areas or public corridors of the Building; all costs and expenses resulting from compliance with any laws, ordinances, rules, regulations or orders applicable to the Building; all costs and expenses of contesting by appropriate legal proceedings any matter concerning managing, operating, maintaining or repairing the Building, or the validity or applicability of any law, ordinance, rule, regulation or order relating to the Building, or the amount or validity of any Property Taxes, reasonable depreciation as determined by Landlord on all machinery, fixtures and equipment (including window washing machinery) used in the management, operation, maintenance or repair of the Building all capital improvements made acquired by Landlord that are labor-saving or energy-saving efficiency in the management, of the Building, or to reduce that are reasonably necessary and on window coverings provided by Landlord; and the cost, reasonably amortized as determined by Landlord, with interest at such prime rate or reference rate on the unamortized balance, of to the Building or capital assets designed or intended to be a device, or to improve economy or operation, maintenance or repair any item of Operating Expenses, or to comply with any conservation program or required by any law, ordinance, rule, regulation or order. Operating Expenses shall not include depreciation on the Building (except as described above), real estate brokers' commissions, interest (except as described above), capital items (except as described above) or fines or penalties assessed against Landlord or expenses incurred by Landlord for its grossly negligent or willful violation of any law, ordinance, rule or regulation concerning operation of the Building. The determination of Operating Expenses shall be in accordance with generally accepted accounting principles applied on a consistent basis.

     4.2 As used in this Lease, "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Building or any part thereof or any personal property used in connection with the Building. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, documentary transfer, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes. If any assessment can be paid on an installment basis under the Bancroft Bonding Act, ORS 223.205, et seq., or any similar statute, then, upon request from Tenant, Landlord shall elect to pay such assessment in installments and only those installments due during, or allocable to, the term of this Lease shall be included in Operating Expenses. Property Taxes shall not include any tax, assessment, excise, levy, fee or charge paid by Tenant pursuant to Section 5.1 hereof. If Tenant wishes to challenge any tax or assessment levied against the Building, Landlord shall, at the sole cost and expense of Tenant, cooperate with such challenge in any reasonable manner. Landlord may continue to pay any such tax or assessment during the pendency of any challenge and Tenant shall receive its proportional share of any refund thereof.

                                    ARTICLE 5
                                    ---------

                          Other Taxes Payable by Tenant
                          -----------------------------

     5.1 In addition to all monthly rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse Landlord upon demand for all taxes, assessments, excises, levies, fees and charges, including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are payable by Landlord and levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (a) the Premises,
(b) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, (c) any rent payable under this Lease, including, without limitation, any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent, (d) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Such taxes, assessments, excises, levies, fees and charges shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, documentary transfer, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any such taxes, assessments, excises, levies, fees and charges. All taxes, assessments, excises, levies, fees and charges payable by Tenant under this Section 5.1 shall be deemed to be, and shall be paid as, additional rent.


                                    ARTICLE 6
                                    ---------

                                       Use
                                       ---

     6.1 The Premises shall be used for general office purposes and no other purpose. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted, or which is prohibited by any insurance policy carried by Landlord for the Building, or will in any way increase the existing rate of, or cause a cancellation of, or affect any insurance for the Building. Tenant shall not bring or keep, or permit to be brought or kept, in the Premises or the Building any toxic or hazardous substance, material or waste or any other contaminant or pollutant. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord or other tenants of the Building, or injure or annoy them. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable activity, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not bring or keep in the Premises any furniture, equipment, materials or other objects which overload the Premises or any portion thereof in excess of fifty (50) pounds per square foot live or dead load, which is the normal, load bearing capacity of the floors of the Building.


                                    ARTICLE 7
                                    ---------

                                    Services
                                    --------

      7.1 Landlord shall supply the Premises during reasonable and usual business hours, as determined by Landlord and subject to the Rules and Regulations (as hereinafter defined) established by Landlord, with normal electricity for lighting and the operation of desk top office machines, normal heating, ventilating and air conditioning reasonably required for the use and occupancy of the Premises, and normal water for lavatory and drinking purposes. Landlord shall also furnish normal elevator service to the Premises at all times, and lighting replacement for Building standard lights, restroom supplies and window washing when needed, as determined by Landlord and subject to the Rules and Regulations. Landlord shall maintain the current level of security service for the Building (not Tenant or the Premises) and normal janitor service to the Premises during the times and in the manner that such services are customarily furnished in comparable office buildings in the area. Landlord shall not be liable for any criminal acts of others or for any direct, consequential or other loss or damage related to any malfunction, circumvention or other failure of such security service. Landlord shall not be in default under this Lease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, any installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, any failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or breakdown or any condition beyond the reasonable control of Landlord or by the making of repairs or improvements to the Premises or to the Building, or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any resource or form of energy serving the Premises or the Building, whether such results from mandatory restrictions or voluntary compliance with guidelines. Landlord shall use reasonable efforts to correct any interruption in the furnishing of such services.

     7.2 If Tenant uses heat generating machines, equipment or computers or lighting other than Building standard lights in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units in the Premises and Tenant shall pay to Landlord the cost thereof, including the costs of installation, operation, maintenance and repair thereof, as reasonably determined by Landlord, upon billing by Landlord. If Tenant installs lighting requiring power in excess of that required for normal office use in the Building or equipment or computers requiring power in excess of that required for normal desk top office equipment, Tenant shall pay to Landlord, upon billing by Landlord, the cost of such excess, as reasonably determined by Landlord. Tenant shall pay to Landlord, upon billing by Landlord, the cost of all additional services, electricity, power and energy consumed by Tenant, in excess of the amount that would reasonably be incurred for a normal business office operating during reasonable and usual business hours, as a result of the operation of Tenant's computers or equipment, the number of hours Tenant operates, or any other feature of the conduct of Tenant's business in the Premises, all as reasonably determined by Landlord based on the actual additional cost incurred by Landlord. All costs payable by Tenant under this Section 7.2 shall be deemed to be, and shall be paid as, additional rent.


                                    ARTICLE 8
                                    ---------

                             Maintenance and Repairs
                             -----------------------

     8.1 Landlord shall maintain and repair the structural elements and the public and common areas of the Building, such as plazas, lobbies, stairs, corridors and restrooms, the roof and exterior elements of the Building, and the elevator, plumbing, mechanical (heating, ventilating and air conditioning) and electrical systems of the Building and keep such areas, elements and systems in reasonably good order and condition. Any damage in or to any such areas, elements or systems caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant shall be repaired by Landlord at Tenant's expense and Tenant shall pay to Landlord, upon billing by Landlord, as additional rent, the cost of such repairs incurred by Landlord.

     8.2 Subject to Landlord's obligations under Section 8.1 hereof, Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof and all equipment, fixtures and improvements therein and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear and damage thereto by fire or other casualty excepted. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises. Subject to

Section 9.2 hereof, Tenant shall, at the end of the term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear and damage thereto by fire or other casualty excepted.


                                    ARTICLE 9
                                    ---------

                                   Alterations
                                   -----------

     9.1 Tenant shall not make any alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent. Notwithstanding the preceding sentence, Tenant may make such alterations, additions or improvements without Landlord's consent only if the total cost of such alterations, additions or improvements is five thousand dollars ($5,000) or less and such alterations, additions or improvements will not affect in any way the structural, exterior or roof elements of the Building or the elevator, mechanical, electrical, plumbing or life safety systems of the Building, but Tenant shall give prior written notice of any such alterations, additions or improvements to Landlord. All alterations, additions and improvements in or to the Premises to which Landlord consents shall be made by Tenant at Tenant's sole cost and expense as follows:

     (a) Tenant shall submit to Landlord, for Landlord's written approval, which approval shall not be unreasonably withheld, complete plans and specifications for all work to be done by Tenant. Such plans and specifications shall be prepared by responsible licensed architects and engineers approved in writing by Landlord, which approval shall not be unreasonably withheld, shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect the Building shell or core or any systems, components or elements of the Building, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Building, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion. Tenant shall notify Landlord in writing of the licensed architects and engineers whom Tenant proposes to engage to prepare such plans and specifications. Landlord shall notify Tenant promptly in writing whether Landlord approves or disapproves such architects and engineer(s), but such approval shall not be unreasonably withheld.

     (b) Landlord shall notify Tenant promptly in writing whether Landlord approves or disapproves such plans and specifications and, if Landlord disapproves such plans and specifications, Landlord shall describe the reasons for disapproval. Tenant may submit to Landlord revised plans and specifications for Landlord's prior written approval. Tenant shall pay all costs, including the fees and expenses of the licensed archi-tect(s) and engineer(s), in preparing such plans and specifications.

     (c) All changes in the plans and specifications approved by Landlord shall be subject to Landlord's prior written approval. If Tenant wishes to make any such change in such approved plans and specifications, Tenant shall have Tenant's architect(s) and engineer(s) prepare plans and specifications for such change and submit them to Landlord for Landlord's written approval. Landlord shall notify Tenant in writing promptly whether Landlord approves or disapproves such change and, if Landlord disapproves such change, Landlord shall describe the reasons for disapproval. Tenant may submit to Landlord revised plans and specifications for such change for Landlord's written approval. After Landlord's written approval of such change, such change shall become part of the plans and specifications approved by Landlord.

     (d) Tenant shall pay for all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the alterations, additions and improvements. Tenant shall engage responsible licensed contractors) approved in writing by Landlord to perform all work. Tenant shall notify Landlord in writ-ing of the licensed contractors) whom Tenant proposes to engage for the work. Landlord shall notify Tenant promptly in writing whether Landlord approves or disapproves such contractors), but such approval shall not be unreasonably withheld. All contractors and other persons shall at all times be subject to Landlord's control while in the Building. Tenant shall pay to Landlord any reasonable additional direct costs (beyond the normal services provided to tenants in the Building) and shall reimburse Landlord for all reasonable expenses incurred by Landlord in connection with the review, approval and supervision of any alterations, additions or improvements made by Tenant, provided that, upon request from Tenant, Landlord shall, prior to incurring any such costs, provide Tenant with a written notice and estimate thereof. Tenant shall notify Landlord within five (5) business days if Tenant objects to any such estimate. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of Tenant's plans and specifications, Tenant's contractors or subcontractors, design of any work, construction of any work, or delay in completion of any work.

     (e) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least five (5) days prior to such date. Tenant shall cause all work to be performed by the licensed contractors) approved in writing by Landlord in accordance with the plans and specifications approved in writing by Landlord and in full compliance with all applicable codes, laws, ordinances, rules and regulations. Tenant shall keep the Premises and the Building free from mechanics', materialmen's and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Tenant shall have the right to contest the amount or validity of any such lien, provided Tenant gives prior written notice of such contest to Landlord, prosecutes such contest by appropriate proceedings in good faith and with diligence, and, upon request by Landlord, furnishes such bond as may be required by law to protect the Premises and the Building from such lien. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant.

     9.2 All alterations, additions, fixtures and improvements, including carpeting, whether temporary or permanent in character, made in or to the Premises by Landlord or Tenant, shall become part of the Building and Landlord's property. Upon termination of this Lease, Landlord shall have the right, at Landlord's option, to retain all such alterations, additions, fixtures and improvements in the Premises, without compensation to Tenant, or to remove all such alterations, additions, fixtures and improvements from the Premises at Landlord's expense. All movable furniture, equipment, trade fixtures, computers, office machines and other personal property shall remain the property of Tenant. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all such movable furniture, equipment, trade fixtures, computers, office machines and other personal property from the Building and repair all damage caused by any such removal. Termination of this Lease shall not affect the obligations of Tenant pursuant to this Section 9.2 to be performed after such termination.


                                   ARTICLE 10
                                   ----------

                                    Insurance
                                    ---------

     10.1 Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises or the Building arising at any time and from any cause whatsoever, except to the extent caused by the negligence or willful misconduct of Landlord. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys, fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever (except to the extent caused by the negligence or willful misconduct of Landlord) or occurring in, on or about any part of the Building other than the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. This Section 10.1 shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

     10.2 Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force comprehensive general liability insurance, including contractual liability (specifically covering this Lease), fire legal liability, and premises operations, with a minimum combined single limit in the amount specified in the BASIC LEASE INFORMATION per occurrence for bodily or personal injury to, illness of, or death of persons and damage to property occurring in, on or about the Premises or the Building. Tenant shall, at Tenant's sole cost and expense, be responsible for insuring Tenant's furniture, equipment, fixtures, computers, office machines and personal property.

     10.3 All insurance required under this Article 10 and all renewals thereof shall be issued by good and responsible companies qualified to do and doing business in the State of Oregon. Each policy shall expressly provide that the policy shall not be canceled or altered without thirty (30) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty (30) days shall have expired. All liability insurance under this Article 10 shall name Landlord and any other parties designated by Landlord as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. Upon the issuance thereof, Tenant shall deliver each such policy or a certified copy and a certificate thereof to Landlord for retention by Landlord. If Tenant fails to insure or fails to furnish to Landlord upon notice to do so any such policy or certified copy and certificate thereof as required, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them and all premiums paid by Landlord shall be payable by Tenant as additional rent on demand.

     10.4 Tenant waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Landlord insuring or covering the Building or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Landlord and Tenant each shall, prior to or immediately after the date of this Lease, procure from each of the insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by such party insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord or Landlord against Tenant, as the case may be, as required by this Section 10.4.


                                   ARTICLE 11
                                   ----------

                       Compliance With Legal Requirements
                       ----------------------------------

     11.1 Tenant shall, at Tenant's sole cost and expense, promptly comply with all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, with all requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with all directions and certificates of occupancy issued pursuant to any law by any governmental agency or officer, insofar as any thereof relate to or are required by the condition, use or occupancy of the Premises or the operation, use or maintenance of any personal property, fixtures, machinery, equipment or improvements in the Premises, but Tenant shall not be required to make structural changes unless structural changes are related to or required by Tenant's acts or use of the Premises or by improvements made by or for Tenant.


                                   ARTICLE 12
                                   ----------

                             Assignment or Sublease
                             ----------------------

     12.1 Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent shall not be unreasonably withheld), assign this Lease or any interest herein or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than

Tenant. Tenant shall not, directly or indirectly, without the prior written consent of Landlord, pledge, mortgage or hypothecate this Lease or any interest herein. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord. Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Without limiting or excluding other reasons for withholding Landlord's consent, Landlord shall have the right to withhold consent if the proposed assignee or subtenant or the use of the Premises to be made by the proposed assignee or subtenant is prohibited by this Lease or if it is not demonstrated to the satisfaction of Landlord that the proposed assignee or subtenant has good business and moral character and reputation and is financially able to perform all of the obligations of Tenant under this Lease. Tenant agrees that the instrument by which any assignment or sublease to which Landlord consents is accomplished shall expressly provide that the assignee or subtenant will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease, only insofar as such covenants relate to the portion of the Premises subject to such sublease) as and when performance is due after the effective date of the assignment or sublease and that Landlord will have the right to enforce such covenants directly against such assignee or subtenant. Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable for the performance by any assignee or subtenant of all such covenants.

     12.2 If Tenant wishes to assign this Lease or sublease all or any part of the Premises, Tenant shall give written notice to Landlord identifying the intended assignee or subtenant by name and address and specifying all of the terms of the intended assignment or sublease. Tenant shall give Landlord such additional information concerning the intended assignee or subtenant (including complete financial statements and a business history) or the intended assignment or sublease (including true copies thereof) as Landlord requests. For a period of thirty (30) days after such written notice is given by Tenant, Landlord shall have the right, by giving written notice to Tenant, (a) to consent in writing to the intended assignment or sublease, unless Landlord determines not to consent, or (b) to enter into an assignment of this Lease or a sublease of the Premises, as the case may be, with Tenant upon the terms set forth in such written notice, or (c) in the case of an assignment of this Lease or a sublease of substantially the entire Premises for substantially the balance of the term of this Lease, to terminate this Lease, which termination shall be effective as of the date on which the intended assignment or sublease would have been effective if Landlord had not exercised such termination right. If Landlord elects to enter into an assignment of this Lease or a sublease of the Premises or to terminate this Lease,

Landlord may enter into a new lease or agreement covering the Premises or any portion thereof with the intended assignee or subtenant on such terms as Landlord and such assignee or subtenant may agree, or enter into a new lease or agreement covering the Premises or any portion thereof with any other person or entity. In such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such new lease or agreement. If Landlord elects to terminate this Lease, then from and after the date of such termination, Landlord and Tenant each shall have no further obligation to the other under this Lease with respect to the Premises except for matters occurring or obligations arising hereunder prior to the date of such termination.

     12.3 If Landlord consents in writing, Tenant may complete the intended assignment or sublease subject to the following covenants: (a) the assignment or sublease shall be on the same terms as set forth in the written notice given by Tenant to Landlord, (b) no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease, in compliance with
Section 12.1 hereof, has been delivered to Landlord, (c) no assignee or subtenant shall have a right further to assign or sublease, and (d) one half of all "excess rent" (as hereinafter defined) derived from such assignment or sublease shall be paid to Landlord. Such excess rent shall be deemed to be, and shall be paid by Tenant to Landlord as, additional rent. Tenant shall pay such excess rent to Landlord immediately as and when such excess rent becomes due and payable to Tenant. As used in this Section 12.3, "excess rent" shall mean the amount by which the total money and other economic consideration to be paid by the assignee or subtenant as a result of an assignment or sublease, whether denominated rent or otherwise, exceeds, in the aggregate, the total amount of rent which Tenant is obligated to pay to Landlord under this Lease (prorated to reflect the rent allocable to the portion of the Premises subject to such assignment or sublease), less only the reasonable costs paid by Tenant for additional improvements installed in the portion of the Premises subject to such assignment or sublease by Tenant at Tenant's sole cost and expense for the specific assignee or subtenant in question and reasonable leasing commissions paid by Tenant in connection with such assignment or sublease, without deduction for carrying costs due to vacancy or otherwise. Such costs of additional improvements and leasing commissions shall be amortized without interest over the term of such assignment or sublease unless, with respect to such additional improvements, such additional improvements have a useful life greater than the term of such assignment or sublease, in which case such additional improvements shall be amortized without interest over their useful life.

     12.4 No assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this

Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor.


                                   ARTICLE 13
                                   ----------

                              Rules and Regulations
                              ---------------------

     13.1 Tenant shall faithfully observe and comply with the rules and regulations (the "Rules and Regulations") set forth in Exhibit B attached hereto and, after notice thereof, all modifications thereof and additions thereto from time to time made in writing by Landlord. Landlord shall only modify the Rules and Regulations to the extent reasonably necessary to maintain the character of the Building. If there is any conflict, this Lease shall prevail over the Rules and Regulations and any modifications thereof or additions thereto. Landlord shall not be liable to Tenant or responsible for the noncompliance by any other tenant or occupant of the Building with any Rules and Regulations.


                                   ARTICLE 14
                                   ----------

                                Entry by Landlord
                                -----------------

     14.1 Landlord shall have the right, after reasonable notice to Tenant, to enter the Premises at any time to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, lenders or tenants, (c) determine whether Tenant is performing all of Tenant's obligations, (d) supply any service to be provided by Landlord, (e) post notices of nonresponsibility, and (f) make any repairs to the Premises, or make any repairs to any adjoining space or utility services, or make any repairs, alterations or improvements to any other portion of the Building, provided all such work shall be done as promptly as reasonably practicable and so as to cause as little interference to Tenant as reasonably practicable. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. All locks for all doors in, on or about the Premises (excluding Tenant's vaults, safes and similar special security areas designated in writing by Tenant) shall be keyed to the master system for the Building. Landlord shall at all times have a key to unlock all such doors and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.


                                   ARTICLE 15
                                   ----------

                         Events of Default and Remedies
                         ------------------------------

     15.1 The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:

     (a)  Tenant fails to pay any Base Rent or additional monthly rent under
Section 3.1 hereof as and when such rent becomes due and payable and such failure continues for more than five (5) days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice, shall be required to establish an Event of Default in the same calendar year; or

     (b) Tenant fails to pay any additional rent or other amount of money or charge payable by Tenant hereunder as and when such additional rent or amount or charge becomes due and payable and such failure continues for more than ten (10) days after Landlord gives written notice thereof to Tenant; provided, however, that after the second such failure in a calendar year, only the passage of time, but no further notice, shall be required to establish an Event of Default in the same calendar year; or

     (c) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than ten (10) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of ten (10) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of ten (10) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach; or

     (d) Tenant (i) is generally not paying its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganiza-tion or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property, or (v) takes action for the purpose of any of the foregoing; or

     (e) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within thirty (30) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (iii) ordering the dissolution, winding-up or liquidation of Tenant; or

     (f) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or

     (g)  Tenant abandons the Premises.

     15.2 If an Event of Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

     (a) The worth at the time of award of all unpaid rent which had been earned at the time of termination;

     (b) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

     (c) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

     (d) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. The "worth at the time of award" of the amount referred to in clause
(c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clauses (a), (b) and (c) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under Articles 3 and 5 hereof.

     15.3 Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

     15.4 The remedies provided for in this Lease are in addition to all other remedies available to Landlord at law or in equity by statute or otherwise.

     15.5 All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable by Tenant to Landlord on demand, together with interest on all such sums from the date of expenditure by Landlord to the date of repayment by Tenant at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the date of expenditure or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. Landlord shall have, in addition to all other rights and remedies of Landlord, the same rights and remedies in the event of the nonpayment of such sums plus interest by Tenant as in the case of default by Tenant in the payment of rent.

     15.6 If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.


                                   ARTICLE 16
                                   ----------

                              Damage or Destruction
                              ---------------------

     16.1 If the Building or the Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease, and this Lease is not terminated pursuant to Section 16.2 hereof, Landlord shall repair such damage and restore the Building and the Premises to substantially the same condition in which the Building and the Premises existed before the occurrence of such fire or other casualty and this Lease shall, subject to this Section 16.1, remain in full force and effect. If such fire or other casualty damages the Premises or common areas of the Building necessary for Tenant's use and occupancy of the Premises and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, officers, employees, contractors, licensees or invitees, then, during the period the Premises are rendered unusable by such damage, Tenant shall be entitled to a reduction in Base Rent in the proportion that the area of the Premises rendered unusable by such damage bears to the total area of the Premises. Landlord shall not be obligated to repair any damage to, or to make any replacement of, any movable furniture, equipment, trade fixtures or personal property in the Premises. Tenant shall, at Tenant's sole cost and expense, repair and replace all such movable furniture, equipment, trade fixtures and personal property. Such repair and replacement by Tenant shall be done in accordance with Article 9 hereof. Tenant hereby waives the benefit of any statute permitting Tenant to terminate this lease in the event of damage or destruction of the Premises.

     16.2 If the Building or the Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease and (a) such fire or other casualty occurs during the last twelve (12) months of the term of this Lease and the repair and restoration work to be performed by Landlord in accordance with Section 16.1 hereof cannot, as reasonably estimated by Landlord, be completed within two (2) months after the occurrence of such fire or other casualty, or (b) the insurance proceeds received by Landlord in respect of such damage are not adequate to pay the entire cost, as reasonably estimated by Landlord, of the repair and restoration work to be performed by Landlord in accordance with Section 16.1 hereof, or (c) the repair and restoration work to be performed by Landlord in accordance with
Section 16.1 hereof cannot, as reasonably estimated by Landlord, be completed within six (6) months after the occurrence of such fire or other casualty, then, in any event, Landlord, or Tenant in the case of circumstances referred to in clauses (a) and (c) of this Section 16.2, shall have the right, by giving written notice to the other within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice. If neither party exercises the right to terminate this Lease in accordance with this Section 16.2, Landlord shall repair such damage and restore the Building and the Premises in accordance with Section 16.1 hereof and this Lease shall, subject to Section 16.1 hereof, remain in full force and effect. A total destruction of the Building shall automatically terminate this Lease effective as of the date of such total destruction.


                                   ARTICLE 17
                                   ----------

                                 Eminent Domain
                                 --------------

     17.1 If any part, but less than all, of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, Landlord and, if a substantial portion of the Premises is taken and the remaining portion of the Premises is not reasonably suitable for Tenant's purposes, Tenant each shall have the right, by giving written notice to the other within thirty (30) days after the date of such taking, to terminate this Lease. If either Landlord or Tenant exercises such right to terminate this Lease in accordance with this Section 17.1, this Lease shall terminate as of the date of such taking. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this Section 17.1, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, and the Base Rent and the additional rent shall be reduced as of the date of such taking in the proportion that the area of the Premises so taken bears to the total area of the Premises. If all of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, this Lease shall terminate as of the date of such taking.

     17.2 If all or any part of the Premises is taken by exercise of the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this Section 17.2, be paid to and become the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired term of this Lease. Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for the taking of improvements installed in the portion of the Premises so taken by Tenant at Tenant's sole cost and expense based on the unamortized cost actually paid by Tenant for such improvements, for the taking of Tenant's movable furniture, equipment, trade fixtures and personal property, for loss of goodwill, for interference with or interruption of Tenant's business, or for removal and relocation expenses.

     17.3 Notwithstanding Sections 17.1 and 17.2 hereof to the contrary, if the use of all or any part of the Premises is taken by exercise of the power of eminent domain during the term of this Lease on a temporary basis for a period less than the term of this Lease remaining after such taking, this Lease shall continue in full force and effect, Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in accordance with this Lease, to the extent reasonably practicable under the circumstances, and the condemnation proceeds in respect of such temporary taking shall be paid to Tenant.

     17.4 As used in this Article 17, a "taking" means the acquisition of all or part of the Premises for a public use by exercise of the power of eminent domain or conveyance of the Premises to a public authority under threat of the exercise of such power and the taking shall be considered to occur as of the earlier of the date on which possession of the Premises (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Premises (or part so taken) vests in the entity exercising the power of eminent domain.


                                   ARTICLE 18
                                   ----------

                         Subordination, Merger and Sale
                         ------------------------------

     18.1 This Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Building or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages and deeds of trust as may reasonably be required by Landlord, but Ten-ant's covenant to subordinate this Lease to mortgages or deeds of trust hereafter executed is conditioned upon each such senior mortgage or deed of trust, or a separate subordination agreement, containing the commitments specified in the preceding sentence.

     18.2 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

     18.3 If the original Landlord hereunder, or any successor owner of the Building, sells or conveys the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Land-lord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.


                                   ARTICLE 19
                                   ----------

                              Estoppel Certificate
                              --------------------

     19.1 At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a certificate certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date determined in accordance with Article 2 hereof and the date, if any, to which all rent and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any default by Tenant hereunder which has not been cured, except as to defaults specified in such certificate; (d) that Landlord is not in default under this Lease, except as to defaults specified in such certificate; and (e) such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by Landlord and any actual or prospective purchaser or mortgage lender of the Building or any part thereof. At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, deliver to Landlord copies of all current financial statements (including, without limitation, a balance sheet, an income statement, and an accumulated retained earnings statement), annual reports, and other financial and operating information and data of Tenant prepared by Tenant in the course of Tenant's business. Unless available to the public, Landlord shall disclose such financial statements, annual reports and other information or data only to actual or prospective purchasers or mortgage lenders of the Building or any part thereof, and otherwise keep them confidential unless other disclosure is required by law.


                                   ARTICLE 20
                                   ----------

                                  Holding Over
                                  ------------

     20.1 If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a Base Rent equal to one hundred fifty percent (150%) of the Base Rent in effect at the expiration of the term of this Lease pursuant to Article 3 hereof, payable in advance on or before the first day of each month. Such month to month tenancy may be terminated by either Landlord or Tenant by giving thirty (30) days' written notice of termination to the other at any time.


                                   ARTICLE 21
                                   ----------

                                     Waiver
                                     ------

     21.1 The waiver by Landlord or Tenant of any breach of any covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.


                                   ARTICLE 22
                                   ----------

                                     Notices
                                     -------

     22.1 All requests, approvals, consents, notices and other communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery or courier service) and addressed as follows: To Landlord at the address of Landlord specified in the BASIC LEASE INFORMATION, or at such other place as Landlord may from time to time designate in a written notice to Tenant; and to Tenant at the address of Tenant specified in the BASIC LEASE INFORMATION, or at such other place as Tenant may from time to time designate in a written notice to Landlord, with a copy to the person and at the address identified in the BASIC LEASE INFORMATION. Such requests, approvals, consents, notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of delivery if hand delivered.


                                   ARTICLE 23
                                   ----------

                                  Miscellaneous
                                  -------------

     23.1 The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising out of or resulting from any failure by Tenant to perform any of its obligations or any breach by Tenant of any of its representations or warranties in accordance with this Lease. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signa-ture by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Subject to Article 12 hereof, this Lease shall benefit and bind Landlord and Tenant and the personal representatives, heirs, successors and assigns of Landlord and Tenant. Tenant shall not use the name of the Building for any purpose whatsoever other than as the address of Tenant at the Premises. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. If Tenant requests the consent or approval of Landlord to any assignment, sublease or other action by Tenant, Tenant shall pay to Landlord on demand, as additional rent, all costs and expenses, including reasonable attorneys, fees and disbursements, incurred by Landlord in connection therewith. This Lease shall be governed by and construed in accordance with the laws of the State of Oregon.

     23.2 Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Rent or additional monthly rent will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collec-tion costs and processing and accounting expenses. Therefore, if any monthly installment of Base Rent or additional monthly rent is not received by Landlord within ten (10) days after such installment is due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such delinquent installment. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered by Tenant's failure to make timely payment. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any monthly rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay each installment of monthly rent due under this Lease in a timely fashion, including the right to terminate this Lease. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at such due date or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum.

     23.3 If there is any legal action or proceeding between Landlord and Tenant to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

     23.4 Exhibit A (Floor Plan Outlining the Premises) and Exhibit B (Rules and Regulations) are attached to and made a part of this Lease.

     23.5 Tenant and each person executing this Lease on behalf of Tenant represents and warrants to Landlord that (a) Tenant is a duly formed and validly existing corporation under the laws of the State of Oregon, (b) Tenant is qualified to do business in Oregon, (c) Tenant has full corporate right, power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) each person signing this Lease on behalf of the corporation is duly and validly authorized to do so.

     23.6 There are no oral agreements, or written agreements, between Landlord and Tenant affecting this Lease except for that certain Agreement dated as of the date hereof and that certain Termination Agreement dated as of the date hereof, both between Landlord and Tenant, and this Lease supersedes and cancels any and all other previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any representations is solely upon representations expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Office Lease as of the date first hereinabove written.

INDUSTRIAL LEASING CORPORATION,
an Oregon corporation

                                             /s/ Walter R. Castro, Jr.
                                             ----------------------------------
                                                  Walter R. Castro, Jr.
                                                  as Trustee of the A. L.
                                                  McCormick 1991 Trust

By /s/
   _______________________________

     Title   PRESIDENT / CEO
           _______________________

                                    EXHIBIT A
                                    ---------

                        Floor Plan Outlining the Premises
                        ---------------------------------

                                    EXHIBIT A
                                    ---------

                        Floor Plan Outlining the Premises
                        ---------------------------------


Exhibit A refers to a floor plan drawing of the premises leased by Industrial Leasing Corporation. The leased space is comprised of approximately 6,000 square feet and includes offices, workstations, a central reception area and a kitchen/eating area.

                                    EXHIBIT B
                                    ---------

                              Rules and Regulations
                              ---------------------

     1. COMMON AREAS. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators and stairways are not for the general public and Landlord shall in all cases have the right to control and prevent access thereto of all persons (including, without limitation, messengers or delivery personnel not wearing uniforms) whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation or interests of the Building. Neither Tenant nor any agent, employee, contractor, invitee or licensee of Tenant shall go upon the roof of the Building. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement or location of entrances or passageways, doors or doorways, corridors, elevators, stairs, toilets and common areas of the Building.

     2. SIGNS. No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted, affixed or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. All approved signs or lettering shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

     3. PROHIBITED USES. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the Premises except that private use by Tenant of microwave ovens and Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state and municipal laws, codes, ordinances, rules and regulations. Tenant shall not place any load on the floors of the Building exceeding fifty (50) pounds per square foot, live or dead load. Tenant shall not use electricity for lighting, machines or equipment in excess of four (4) watts per square foot.

     4. JANITORIAL SERVICE. Tenant shall not employ any person other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the Premises. Tenant shall not cause any unnecessary labor by reason of Tenant's

                                   Exhibit B-1
carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property in the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person.

     5. KEYS. Landlord will furnish Tenant without charge with two (2) keys to each door lock provided in the Premises by Landlord. Landlord may make a reasonable charge for any additional keys. Tenant shall not have any such keys copied or any keys made. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises. Tenant, upon the termination of this Lease, shall deliver to Landlord all keys to doors in the Building.
     6. MOVING PROCEDURES. Landlord shall designate appropriate entrances for deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture or other property, and Tenant shall not use any other entrances for such purposes. All moves shall be scheduled and carried out during nonbusiness hours of the Building. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary properly to distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of Tenant.

     7. NO NUISANCES. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals be brought or kept in the Premises or the Building.

     B. CHANGE OF ADDRESS. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name or street address of the Building or the room or suite number of the Premises.

                                   Exhibit B-2

     9. BUSINESS HOURS AND ACCESS TO BUILDING. Landlord establishes the hours of 8 A.M. to 6 P.M. Monday through Friday and 8 A.M. to 12 noon on Saturday, except union holidays and legal holidays, as reasonable and usual business hours for the purposes of Sections 7.1 and 7.2 of this Lease. If Tenant requests electricity or heat or air conditioning or any other services during any other hours or on any other days, and if Landlord is able to provide the same, Tenant shall pay Landlord such reasonable charge based on actual cost as Landlord shall establish from time to time for providing such services during such hours. Any such charges which Tenant is obligated to pay shall be deemed to be additional rent under this Lease. Landlord reserves the right to exclude from the Building during the evening, night and early morning hours beginning at 6 P.M. and ending at 8 A.M. Monday through Friday, and at all hours on Saturdays, Sundays, union holidays and legal holidays, all persons who do not present identification acceptable to Landlord. Tenant shall provide Landlord with a list of all persons authorized by Tenant to enter the Premises and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

     10. BUILDING DIRECTORY. The directory of the Building will be provided for the display of the name and location of Tenant and a reasonable number of the principal officers and employees of Tenant at the expense of Tenant. Landlord reserves the right to restrict the amount of directory space utilized by Tenant.

     11. WINDOW COVERINGS. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. Tenant shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads on the Building's air conditioning systems.

     12. FOOD AND BEVERAGES. Tenant shall not obtain for use in the Premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be established by Landlord.

                                   Exhibit B-3

     13. PROCEDURES WHEN LEAVING. Tenant shall ensure that the doors of the Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant and its employees leave the Premises so as to prevent waste or damage. For any default or carelessness in this regard, Tenant shall be liable and pay for all damage and injuries sustained by Landlord or other tenants or occupants of the Building. On multiple-tenancy floors, Tenant shall keep the doors to the Building corridors closed at all times except for ingress and egress.

     14. BATHROOMS. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be paid by Tenant if caused by Tenant or its agents, employees, contractors, invitees or licensees.

     15. PROHIBITED ACTIVITIES. Except with the prior written consent of Landlord, Tenant shall not sell at retail newspapers, magazines, periodicals, theatre or travel tickets or any other goods or merchandise to the general public in or on the Premises, nor shall Tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or any business or activity other than that specifically provided for in this Lease.

     16. NO ANTENNA. Tenant shall not install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building. No television or radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

     17. VEHICLES. There shall not be used in any space, or in the public halls of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord approves. No other vehicles of any kind shall be brought by Tenant into the Building or kept in or about the Premises.

     18. TRASH REMOVAL. Tenant shall store all its trash and garbage within the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the city or county in which the Building is located without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made

                                   Exhibit B-4
only through entryways and elevators provided for such purposes and at such times as Landlord shall designate. Tenant shall crush and flatten all boxes, cartons and containers. Tenant shall pay extra charges for any unusual trash disposal.

     19. NO SOLICITING. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

     20. SERVICES. The requirements of Tenant will be attended to only upon application in writing at the office of the Building. Personnel of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     21. WAIVER. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     22. SUPPLEMENTAL TO LEASE. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the covenants of this Lease.

     23. AMENDMENTS AND ADDITIONS. Landlord reserves the right to make such other rules and regulations, and to amend or repeal these Rules and Regulations, as in Landlord's judgment may from time to time be desirable for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                                   Exhibit B-5